UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO
SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Flat Rock Capital Corp.

(Name of Registrant as Specified in its Charter)

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FLAT ROCK CAPITAL CORP.
1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 596-3413

April 26, 2019

Dear Stockholder:

I need your help. Every year Flat Rock Capital Corp. is required to hold an annual meeting of stockholders. However, this meeting cannot take place until at least 50% of our stockholders vote the attached proxy card or attend our meeting in person. To help us avoid future mailings and phone calls to you, please take just a couple of moments to complete the attached proxy card and submit your proxy via mail, phone or internet per the instructions.

Our 2019 Annual Meeting of Stockholders will be held on June 13, 2019 at 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, New York 10019.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2019 Annual Meeting of Stockholders and Proxy Statement.

I also wanted to take a moment to share with you the Core Principles that drive everything we do here at Flat Rock Global.

1.	Never charge any sales load, hidden fee or commission. If a client invests a dollar in one of our funds, 100% goes into the fund.

2.	Manage the fund with a “best in class” fee structure. That means a lower management and incentive fee than our competition. We don’t do this to be cheaper, we do this because a lower fee structure means more of the fund’s earnings goes to our investors, which puts less pressure on us as the manager to stretch for yield.

3.	Write into the offering memorandum a narrow definition of where the fund can invest so that there are no surprises. For Flat Rock Capital Corp., that means 100% senior secured loans and 100% floating rate loans.

4.	If you pay a dividend, make sure you earn the dividend. Over time, dividends should not come from return on capital.

5.	Operate with a capacity constrained approach. Our client base consists exclusively of RIAs, institutional investors and family offices. We do not offer our securities through broker/dealer networks where improper incentives could accelerate our capital raise. We seek unique opportunities to get higher yields in quality investments, but we could not do this if we were trying to put billions of dollars of capital to work.

We operate our firm with the principles outlined above - not only because it allows for superior fund performance over time - but also because our hope is to create investment vehicles that allow our clients to remain fully invested through cycles. We do not believe you can time the market. So how do you manage the risk of a recession around the corner or increased market volatility? Choose an investment manager that is doing the right thing and has established a highly disciplined strategy that will perform well throughout economic cycles. That doesn’t mean that we are immune to economic cycles, but we believe it does mean that holding our investments over the long-term will generate attractive returns.

It’s worth noting the total annualized returns for 2018 of several key benchmarks (including dividends)—S&P 500 down 4.4%, high yield debt down 2.0%, investment grade debt down 3.8% and senior loan debt funds down 1.3%. Meanwhile, Flat Rock Capital total 2018 returns were up 5.2%. The key to our success in 2018 was our singular focus on high quality, first lien loans that generated steady levels of interest income and are not nearly as subject to the volatility of other markets.

It is important that you use this opportunity to take part in the affairs of Flat Rock Capital Corp. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

There will be an opportunity during the meeting for your questions regarding the affairs of Flat Rock Capital Corp. and for a discussion of the business to be considered at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

Robert K. Grunewald
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2019: THE PROXY STATEMENT AND 2018 ANNUAL REPORT ARE AVAILABLE AT WWW.FLATROCKGLOBAL.COM.

If you have any questions or would like to vote your shares, please call Saratoga Proxy Consulting at (888) 368-0379 or (212) 257-1311 or by email at info@saratogaproxy.com.

i

FLAT ROCK CAPITAL CORP.
1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 596-3413

NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2019

To Flat Rock Capital Corp. Stockholders:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Flat Rock Capital Corp., a Maryland corporation (the “Company,” “we,” or “us”), will be held on June 13, 2019, at 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, New York 10019, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

1.	To consider and vote upon the election of three directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	To consider and ratify the selection of Cohen & Company (“Cohen”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	To transact such other business as may properly come before the 2019 Annual Meeting of Stockholders or any adjournment or postponement thereof.

The proposals and other related matters are discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on April 17, 2019 are entitled to receive this notice and to vote at the 2019 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2019 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2019: THE PROXY STATEMENT AND 2018 ANNUAL REPORT ARE AVAILABLE AT WWW.FLATROCKGLOBAL.COM.

You may obtain directions to attend the 2019 Annual Meeting of Stockholders of the Company by calling (212) 971-1390.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

Sincerely,
By Order of the Board of Directors,

Richard A. Petrocelli
April 26, 2019	Secretary

FLAT ROCK CAPITAL CORP.
1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 971-1390

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 13, 2019

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Flat Rock Capital Corp., a Maryland corporation (the “Company”), for use at the 2019 Annual Meeting of Stockholders of the Company to be held on June 13, 2019, at 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, New York 10019, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about April 26, 2019 to stockholders of record described below and are available on the Company’s website at www.flatrockglobal.com. Properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If a proxy is returned and no specification is made, the Shares will be voted FOR:

(i)	the proposal to elect each of the director nominees named herein to our board of directors to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified (the “Director Proposal”); and

(ii)	the proposal to ratify the appointment of Cohen as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Accountant Proposal”).

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under our Articles of Amendment and Restatement (the “Charter”), a majority of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

Our board of directors has fixed the close of business on April 17, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 2,024,555.229 Shares outstanding.

Required Vote

Director Proposal. Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of Cohen to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal.

Broker Non-Votes

Shares for which brokers have not received voting instructions from the beneficial owner of Shares and do not have, or choose not to exercise, discretionary authority to vote Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Because the Director Proposal is a non-routine matter, broker non-votes are not considered votes cast and thus have no effect on the Director Proposal.

Because the Accountant Proposal is a routine matter, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of Shares, and therefore, there will not be any broker non-votes with respect to the Accountant Proposal.

Householding

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of the Company communications and would prefer to receive separate mailings of the Company communications, please contact the Company by telephone at (212) 971-1390 or by mail to Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

You may vote:

•	by Internet by going to https://www.myproxyonline.com\FlatRock;

•	by telephone by either dialing 1 (866) 437-4674 for automated voting or by dialing 1 (888) 368-0379 to speak to a proxy voting specialist at Saratoga Proxy Consulting LLC;

•	by attending the Annual Meeting in person; or

•	by mail by signing, dating and returning the enclosed proxy card in the enclosed pre-paid return envelope, allowing sufficient time for the proxy card to be received on or before 9:00 a.m., Eastern Standard Time, on June 13, 2019.

The Company has enclosed with this proxy statement the Notice of Annual Meeting of Stockholders, the proxy card and the Company’s annual report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”). The proxy statement and the Annual Report are also available on the Company’s website at www.flatrockglobal.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card and the Annual Report.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership of Shares and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to such persons were timely filed.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of April 17, 2019, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 17, 2019.

	Shares Beneficially Owned as of April 17, 2019
Name(1)	Number of Shares	Percentage of Outstanding Shares
Beneficial Owners of More than 5%
BC Advisors LLC, on Behalf of its Clients 2250 Hickory Road, Suite 450 Plymouth Meeting, Pennsylvania 19462	257,613.58	12.72%
Interested Director:
Robert K. Grunewald	120,000	5.93%
Independent Directors:
R. Scott Coolidge	—	—
Michael L. Schwarz	—	—
Executive Officers:
Richard A. Petrocelli	25,250	1.25%
All officers and directors as a group (4 persons)	145,250	7.18%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

The following table sets forth, as of April 17, 2019, the dollar range of our equity securities that are beneficially owned by each member of our board of directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Robert K. Grunewald	over $100,000
Independent Directors:
R. Scott Coolidge	None
Michael L. Schwarz	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the most recent public offering price of $19.72 per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PROPOSAL 1. ELECTION OF DIRECTORS

At the Annual Meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

Robert K. Grunewald

R. Scott Coolidge

Michael L. Schwarz

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors, if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors, may designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Directors, Executive Officers and Corporate Governance

Directors

Information regarding our board of directors and directors is set forth below. We have divided the directors into two groups — interested directors and independent directors. The address for each director is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Name	Year of Birth	Director Since
Interested Director
Robert K. Grunewald(1)	1962	2017
Independent Directors
R. Scott Coolidge	1955	2017
Michael L. Schwarz	1960	2017

(1)	Mr. Grunewald is viewed as an interested person of Flat Rock Global, LLC (“Flat Rock Global”), and consequently as an interested director, by virtue of his controlling position in Flat Rock Global.

Interested Director

Robert K. Grunewald. Robert K. Grunewald has served as our President and Chief Executive Officer since our inception and as Chairman of our board of directors since May 2017. In addition, Mr. Grunewald serves as Chief Executive Officer of Flat Rock Global our investment adviser. Mr. Grunewald is a trustee and Chief Executive Officer of Flat Rock Opportunity Fund, a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. Mr. Grunewald previously served as the President and Chief Investment Officer of Business Development Corp. of America (“BDCA”). During his tenure at BDCA, Mr. Grunewald grew the company from $2.5 million of assets under management to $2.5 billion. He also established the firm’s loan management systems as well as their policies and procedures. While at BDCA, Mr. Grunewald also founded AR Capital BDC Income Fund, the first open-end mutual fund dedicated to investing in the BDC sector.

Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, private equity investor and hedge fund manager. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, Ares Capital, American Capital Strategies, Allied Capital, and Gladstone Capital.

In 2006, Mr. Grunewald joined American Capital Strategies, or ACAS, a publicly-traded BDC and global asset manager. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, and asset management sectors. While at ACAS he founded two highly successful financial services companies: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: ’‘AGNC’’), a publicly traded mortgage REIT.

Mr. Grunewald holds an MBA from Georgia State University and a Bachelor of Business Administration from the University of Notre Dame.

The Company believes that Mr. Grunewald’s experience with middle-market finance, business development companies and asset management firms has provided Mr. Grunewald with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Grunewald is a highly qualified member of the Company’s board of directors.

Independent Directors

R. Scott Coolidge. Mr. Coolidge has served on the Company’s board of directors since May 2017. Mr. Coolidge is also a trustee of Flat Rock Opportunity Fund. Mr. Coolidge has been a Partner at Human Capital Advisors, a company that provides human resource consulting services to corporations and boards of directors, since 2015. Prior to joining Human Capital Advisors, Mr. Coolidge served at Freddie Mac from 2003 through 2015 as a Senior Vice President and Vice President, providing strategic leadership in all dimensions of human resources including talent management, and setting compensation and benefit strategy. From 1993 through 2003, Mr. Coolidge was a Partner or Principal at Towers Perin managing the firm’s executive and employee compensation practices in the Southeast Region.

Mr. Coolidge holds a Certificate in Leadership Coaching from Georgetown University and a Bachelor of Arts from Harvard University.

The Company believes that Mr. Coolidge’s experience in strategic leadership and ability to develop and execute mission critical human resource initiatives, change management and strategic communications has provided Mr. Coolidge with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Coolidge is a highly qualified member of the Company’s board of directors.

Michael L. Schwarz. Mr. Schwarz has served on the Company’s board of directors since May 2017. Mr. Schwarz is also a trustee of Flat Rock Opportunity Fund. Since 2007, Mr. Schwarz has been a Partner at Woodfield Investments, a South Carolina based developer of multifamily real estate projects in the Southeast that has a portfolio of over $2 billion of developed communities and is currently developing over $1 billion of new communities. From 1994 to 2005, Mr. Schwarz served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer at Summit Properties, a NYSE-listed owner and developer and owner of multifamily communities. Prior to Summit Properties, Mr. Schwarz worked at Arthur Young & Co. in audit and syndication consulting.

Mr. Schwarz holds a Master of Accountancy from the University of South Carolina.

The Company believes that Mr. Schwarz’s experience in audit, capital markets, investing activities and strategic leadership has provided Mr. Schwarz with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Schwarz is a highly qualified member of the Company’s board of directors.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Year of Birth	Positons Held
Robert K. Grunewald	1962	President and Chief Executive Officer
Richard A. Petrocelli	1968	Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer and Secretary

The address for each executive officer is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Mr. Grunewald’s biography is provided under “Interested Director” above.

Executive Officers Who are Not Directors

Richard A. Petrocelli. Mr. Petrocelli has served as our Chief Operating Officer and Chief Financial Officer since our inception and as Chief Compliance Officer since May 2017. Mr. Petrocelli is also the Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Opportunity Fund. Previously, Mr. Petrocelli spent 16 years at Saratoga Partners, a middle market private equity firm, where he was Managing Director and chief financial officer. Additionally, he served as chief financial officer and chief compliance officer of Saratoga Partner’s publicly-traded business development company, Saratoga Investment Corp. (NYSE:SAR). Additionally, Mr. Petrocelli was responsible for sourcing and underwriting middle market private equity and debt investments during his tenure at Saratoga. Mr. Petrocelli also spent one year as CFO of two business development companies managed by Fifth Street Asset Management from July 2014 to July 2015. Mr. Petrocelli served as Vice President of Finance for Gabelli Asset Management from 1993 to 1998. At Gabelli, Mr. Petrocelli was responsible for financial reporting and analysis for Gabelli’s alternative asset management business, Gabelli Securities.

Mr. Petrocelli received his B.S.B.A. from Georgetown University and earned an M.B.A. from New York University’s Stern School of Business.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

Our audit committee is composed entirely of independent directors. The audit committee is responsible for approving our independent registered public accounting firm, reviewing with our independent auditors the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent auditors and reviewing the adequacy of our internal accounting controls. R. Scott Coolidge and Michael L. Schwarz serve as the members of our audit committee. Mr. Schwarz serves as the chairman of the audit committee and has been designated as the audit committee financial expert. The audit committee met four times during 2018.

Valuation Committee

Our valuation committee is composed entirely of independent directors. The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The valuation committee is responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. Our board of directors and valuation committee use and intend to continue to utilize the services of one or more independent valuation firms to help them determine the fair value of these securities. Messrs. Coolidge and Schwarz serve as members of the valuation committee. Mr. Coolidge serves as the chairman of the valuation committee. The valuation committee met four times during 2018.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, there are certain requirements that must be met in connection therewith. R. Scott Coolidge and Michael L. Schwarz serve as the members of our nominating and corporate governance committee. Mr. Coolidge serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee did not meet during the year ended December 31, 2018.

Attendance at Board Meetings and the Annual Stockholder Meeting

Our board of directors held four meetings during the fiscal year ended December 31, 2018. Each of our directors attended at least 75% of the aggregate total number of meetings of the board of directors held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of the board of directors on which he served during the periods in which he served.

Board Leadership Structure; Independent Lead Director

Our board of directors consists of three members, two of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of us or Flat Rock Global. We refer to these individuals as our independent directors. Members of our board of directors are elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Robert K. Grunewald, who is not an independent director, serves as Chairman of our board of directors as well as our Chief Executive Officer. Our board of directors believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Grunewald to serve as the principal executive officer of the Company and also serve as Chairman of the board of directors. The independent directors believe that because Mr. Grunewald is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board of directors’ deliberations, Mr. Grunewald is the director best qualified to act as Chairman of the board of directors. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our investment adviser, whereby all operations are conducted by Flat Rock Global or its affiliates.

The Board of Directors’ Role in Risk Oversight

Our board of directors, in its entirety, plays an active role in overseeing management of our risks. Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our board of directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee will oversee the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Valuation Committee: Our valuation committee oversees the risks relating to the valuation of our assets and the fair value determinations by our board of directors. In fulfillment of this duty, the valuation committee meets at least quarterly to discuss the methodologies, inputs and assumptions used in the valuation of our assets and the risks attendant in such methodologies, inputs and assumptions.

•	Nominating and Corporate Governance Committee: Our nominating and corporate governance committee will manage risks associated with the independence of our board of directors and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our board of directors on a regular basis to apprise our board of directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Code of Ethics

We and Flat Rock Global have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. The codes of ethics generally do not permit investments by our employees or employees of Flat Rock Global in securities that may be purchased or held by us. Our code of ethics is incorporated by reference to our Annual Report on Form 10-K. You may also review our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics can be found at our website: www.flatrockglobal.com.

Director Compensation Table

Our independent directors receive an annual fee of $1 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the board of directors. In addition, the chairman of the audit committee receives an annual fee of $1 and the chairman of each of the nominating and corporate governance committee and the valuation committee receive an annual fee of $1 for their additional services, if any, in these capacities. In addition, our independent directors will receive compensation for the in-person attendance of certain industry-related events and seminars in the amount of (1) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours or (2) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Once we raise significant capital, the above fee schedule will be reviewed, revised and conformed to the increased responsibilities and contribution of our independent directors.

We do not pay compensation to our directors who also serve in an executive officer or interested director capacity.

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash	All Other Compensation ($)	Total ($)
Robert K. Grunewald(1)	$—	$—	$—
R. Scott Coolidge	$2.00	$—	$2.00
Michael L. Schwarz	$2.00	$—	$2.00

(1)	Directors who are also our executive officers or executive officers of our affiliates do not receive compensation for services rendered as a director or reimbursements of travel expenses to attend board and audit committee meetings.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the employees of Flat Rock Global pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Flat Rock Global, which is controlled by Mr. Grunewald, our Chairman and Chief Executive Officer.

Under the terms of the Advisory Agreement, we pay Flat Rock Global a base management fee (the “Management Fee”) and may also pay to it incentive fees (each, an “Incentive Fee”).

The Management Fee is calculated at an annual rate of 1.375% of our average gross assets as of the end of the two most recently completed quarters and is payable quarterly in arrears. The Management Fee for any partial month or quarter will be appropriately pro-rated.

The Incentive Fee consists of two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the Incentive Fee is outlined below.

The first part, which we refer to as the “subordinated incentive fee on income,” is calculated and payable quarterly in arrears based on 15% of our “pre-incentive fee net investment income” for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to our investors each quarter, expressed as a quarterly rate of return on “adjusted capital” at the beginning of the most recently completed calendar quarter, of 1.5% (6% annualized) (“Preferred Return”), subject to a “catch up” feature. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Preferred Return;

●	100% of our pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 1.764% in any calendar quarter (7.056% annualized) is payable to our Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide our Adviser with an incentive fee of 15% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.764% (7.056% annualized) in any calendar quarter; and

●	15% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter (7.056% annualized) is payable to our Adviser.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent that 15% of the cumulative net increase in net assets resulting from operations since commencement of operations on June 21, 2017 exceeds the cumulative incentive fees accrued and/or paid for the prior twelve quarters. In other words, any subordinated incentive fee on income that is payable in a calendar quarter is limited to the lesser of (i) 15% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 1.764% hurdle, subject to the “catch-up” provision and (ii) (x) 15% of the cumulative net increase in net assets resulting from operations since commencement of operations on June 21, 2017 minus (y) the cumulative incentive fees accrued and/or paid for the prior twelve quarters.

The second part of the incentive fee, referred to as the “incentive fee on capital gains,” shall be an incentive fee on capital gains earned on liquidated investments from our portfolio during operations prior to our liquidation and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement). This fee shall equal 15% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board and (ii) the vote of a majority of our Independent Directors. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with Flat Rock Global to serve as our Administrator. Pursuant to the Administration Agreement, Flat Rock Global provides us with services such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for us to operate or has engaged a third-party firm to perform some or all of these functions. We do not pay Flat Rock Global any fees pursuant to the Administration Agreement. We reimburse Flat Rock Global for administrative expenses it incurs as a result of providing these services.

Unless earlier terminated, the Administration Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board and (ii) the vote of a majority of our Independent Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Allocation of our Adviser’s Time

We rely to a significant degree on Flat Rock Global to manage our day-to-day activities and to implement our investment strategy. Flat Rock Global and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us, including sharing senior management and investment personnel with Flat Rock Global. For example, Mr. Grunewald and Mr. Petrocelli, who serves as our Chief Financial Officer and Chief Compliance Officer, also serve as executive officers of Flat Rock Opportunity Fund, a publicly-registered closed-end fund that operates as an interval fund, which is managed by Flat Rock Global. As a result of these activities, Flat Rock Global, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Therefore, Flat Rock Global, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Flat Rock Global believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Competition/Co-Investment

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, are not be permitted to co-invest with Flat Rock Global or its affiliates in transactions originated by Flat Rock Global or its affiliates unless we obtain an exemptive order from the SEC.

In the absence of exemptive relief from the SEC, we intend to co-invest alongside Flat Rock Global or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objective.

AUDIT COMMITTEE REPORT

The audit committee operates under a written charter adopted by our board of directors. The audit committee is currently comprised of Mr. Coolidge and Mr. Schwarz. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (United States), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The audit committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the audit committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee reviewed and discussed the Company’s audited financial statements with KPMG, the Company’s independent registered public accounting firm for the year ended December 31, 2018, with and without management present. The audit committee discussed the results of KPMG’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The audit committee concluded that the Company employs appropriate accounting and auditing procedures.

The audit committee also discussed with KPMG matters relating to KPMG’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Public Company Accounting Oversight Board Accounting Standard 16 (Communication with Audit Committees). In addition, the audit committee has discussed with KPMG its independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The audit committee received a letter from KPMG confirming its independence and discussed it with them. The audit committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the fiscal year. The audit committee has adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by KPMG for the Company.

Conclusion

Based on the audit committee’s review and discussions with management and the independent registered public accounting firm referred to above, the audit committee’s review of the Company’s audited financial statements, the representations of management and the report of KPMG to the audit committee, the audit committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

Respectfully Submitted,

The Audit Committee:

Michael L. Schwarz
R. Scott Coolidge

The material in this audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The second proposal is to ratify the selection Cohen & Company (“Cohen”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Our independent registered public accounting firm for the years ended December 31, 2017 and 2018 was KPMG LLP (“KPMG”). On April 22, 2019, the Audit Committee approved the appointment of Cohen as the Company’s independent registered public accounting firm commencing with the review of the quarterly report on Form 10-Q for the quarter ended March 31, 2019 and for the fiscal year ending December 31, 2019. In connection with the selection of Cohen, the Audit Committee dismissed KPMG as the Company’s independent registered public accounting firm on April 17, 2019.

Although not required by our bylaws or otherwise, the Board is submitting the appointment of Cohen to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Cohen, and may retain that firm or another firm without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our stockholders.

A representative of Cohen will be available to respond to appropriate questions from stockholders at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so.

Principal Accountant Fees and Services

KPMG, an independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, served as our independent registered public accounting firm from inception through April 17, 2019.

Independent Public Accountant’s Fees

KPMG performed audit services for us during the years ended December 31, 2018 and 2017. Fees for professional services provided by KPMG in 2018 and 2017 in each of the following categories are:

	2018	2017
Audit Fees	$237,500	$225,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees:	$237,500	$225,000

“Audit Fees” relate to fees and expenses billed by KPMG for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

“Audit-Related Fees” relate to fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

“Tax Fees” relate to fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

“All Other Fees” relate to fees for any services not included in the above-described categories.

Pre-Approval Policies and Procedures

Our audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by KPMG to management. All of the audit and permitted non-audit services described above for which KPMG billed the Company for the fiscal year ended December 31, 2018 were pre-approved by the audit committee.

On April 22, 2019, our Audit Committee engaged Cohen to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019, effective immediately.

During the two fiscal years ended December 31, 2017 and December 31, 2018 and the subsequent interim period through April 17, 2019, (i) we did not consult with Cohen as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements in any case where a written report or oral advice was provided to us that Cohen concluded was an important factor considered by us in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) we did not consult Cohen on any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 22, 2019, on April 17, 2019, we dismissed KPMG as our independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2017 and December 31, 2018 and for the period from January 1, 2019 to April 17, 2019, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided KPMG with a copy of the foregoing disclosures. KPMG was provided with an opportunity to furnish to the Company a letter presenting its views, to the extent the above disclosures were believed to be incorrect or incomplete. A copy of this letter, dated April 22, 2019, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 22, 2019.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHEN

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

AVAILABLE INFORMATION

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the Maryland General Corporation Law, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our Charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein, including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. The stockholder list will be sent within 20 days of receipt by us of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font). If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, by telephone at (212) 596-3413, or on our website at www.flatrockglobal.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

We will consider for inclusion in our proxy materials for the 2020 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. Any stockholder who wishes to propose a nominee to the board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary, Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, and the proposal should be received by the Company in the period no earlier than on December 28, 2019 and no later than 5:00 p.m. (Eastern Time) January 27, 2020. In the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the date that this proxy statement is first mailed to stockholders, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing of this information statement and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of this information statement or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2020 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PRIVACY NOTICE

We are committed to protecting our investors’ privacy. The following privacy notice explains our privacy policy.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about our investors. The only information we collect from an investor is the investor’s name, address, number of shares the investor holds and the investor’s social security number. This information is used only so that we can send our investors annual reports and other information about us, and send investors proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

Authorized Employees of Flat Rock Global. It is our policy that only authorized employees of Flat Rock Global who need to know your personal information will have access to it.

Service Providers. We may disclose stockholders’ personal information to companies that provide services on our behalf, such as record keeping, processing trades, and mailing information. These companies are required to protect stockholder information and use it solely for the purpose for which they received it.

Courts and Government Officials. If required by law, we may disclose stockholders’ personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

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FLAT ROCK CAPITAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 13, 2019 10:00 AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

P R O X Y

The undersigned stockholder hereby appoints Robert K. Grunewald and Richard A. Petrocelli, each as proxy and attorney-in-fact, with full power of substitution as determined by the board of directors of Flat Rock Capital Corp. (the “Company”), on behalf and in the name of the undersigned, to attend the 2019 Annual Meeting of Stockholders of FLAT ROCK CAPITAL CORP., to be held at 10:00 a.m. local time at the Company’s corporate offices located at 1350 6th Avenue, 18th Floor, New York, New York 10019, and any postponements or adjournment thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting, and any adjournment or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of 2019 Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1 and “FOR” the proposal to ratify the appointment of Cohen & Company (“Cohen”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019 listed in Proposal 2. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Flat Rock Capital Corp. 2019 Annual Meeting of Stockholders to be held on June 13, 2019: the Annual Report on Form 10-K and Proxy Statement for this meeting are available at: www.flatrockglobal.com.

THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF COHEN & COMPANY (“COHEN”) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 LISTED IN PROPOSAL 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Flat Rock Capital Corp. common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY USING ONE OF THE FOLLOWING METHODS:

Vote by Internet—Please access **https://www.myproxyonline.com/FlatRock** and follow the instructions on the screen. Please note you must type an "s" after "http".

Vote by Telephone—Please call toll-free at **(866)-437-4674** on a touch-tone phone. Please follow the simple instructions. You will be required to provide the unique control number printed below.

Vote by Mail—Please complete, sign, date and return the proxy card in the envelope provided to: Saratoga Proxy Consulting LLC, P.O. Box 1377, New York, N.Y. 10138-1348.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X Please mark your vote as in this example

The board of directors recommends that you vote FOR ALL nominees for director below:

(1) Robert K. Grunewald (2) R. Scott Coolidge (3) Michael L. Schwarz

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*To Withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.

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The board of directors recommends that you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Cohen & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

DATED: ____________________________

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(SIGNATURE)

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(SIGNATURE, IF HELD JOINTLY)

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(TITLE)

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.